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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints D.R. Verdoorn, Dale S. Hanson and Owen P. Gleason, or either of them (with full power to act alone), as his or her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, and any or all amendments (including post-effective amendments) thereto, with respect to the Directors' Stock Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                              Title                   Date
        ---------                              -----                   ----
    /s/ D.R. Verdoorn           President, Chief Executive          May 13, 1998
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      D.R. Verdoorn             and Director (Principal
                                Executive Officer)

   /s/ Dale S. Hanson           Vice President Finance,
------------------------
     Dale S. Hanson             Chief Financial Officer and
                                Director (Principal
                                Financial Officer)                  May 13, 1998

   /s/ John P. Wiehoff          Corporate Controller and
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     John P. Wiehoff            Treasurer (Principal
                                Accounting Officer)                 May 13, 1998


   /s/ Looe Baker III           Vice President and Director         May 13, 1998
------------------------
     Looe Baker III

   /s/ Barry W. Butzow          Vice President and Director         May 13, 1998
------------------------
     Barry W. Butzow

   /s/ Owen P. Gleason          Vice President, General
------------------------
     Owen P. Gleason            Counsel, Secretary and
                                Director                            May 13, 1998

   /s/ Robert Ezrilov           Director                            May 14, 1998
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     Robert Ezrilov

/s/ Gerald A. Schwalbach        Director                            May 13, 1998
------------------------
  Gerald A. Schwalbach